                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934, as amended.

Filed by the registrant /X/
Filed by a Party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                   Uproar Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
    -------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  UPROAR INC.

                             240 West 35th Street
                           New York, New York 10001






Dear Fellow Stockholders:

     On behalf of the Board of Directors of Uproar Inc., I cordially invite you to attend the Annual Meeting of Stockholders which will be held on Friday, May 12, 2000, at 9:00 A.M. at 240 West 35th Street, 11th Floor, New York, New York.

     At the Annual Meeting, we will vote on the election of eight directors, the approval of the Uproar Ltd. 1999 Share Option/Share Issuance Plan and the Uproar Inc. 2000 Stock Incentive Plan, and the ratification of the selection of KPMG LLP as our independent auditors for the year 2000. In the pages that follow, you will find the Notice of Meeting and the Proxy Statement which describes these matters in detail.

     You will also find enclosed a proxy form appointing proxies to vote your shares at the Annual Meeting. Please sign, date and return your proxy form as soon as possible so that your shares can be represented and voted in accordance with your instructions even if you cannot attend the Annual Meeting in person.





                                                Sincerely,

                                                /s/ Kenneth D. Cron

                                                Kenneth D. Cron
                                                Chairman of the Board and
                                                Chief Executive Officer

                                  UPROAR INC.

                             240 West 35th Street
                           New York, New York 10001

                   Notice of Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Uproar Inc. will be held at 240 West 35th Street, 11th Floor, New York, New York, on May 12, 2000 at 9:00 a.m., Eastern Standard Time, for the following purposes:

     (1) To elect eight Directors;

     (2) To approve the Uproar Ltd. 1999 Share Option/Share Issuance Plan;

     (3) To approve the Uproar Inc. 2000 Stock Incentive Plan;

     (4) To ratify the selection of KPMG LLP as independent auditors of the Company for the year 2000; and

     (5) To transact such other business as may properly come before the Annual Meeting.

These items are more fully described in the accompanying Proxy Statement.

     Stockholders of record at the close of business on March 13, 2000, will be entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the corporate headquarters of the Company at the above address.

     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you do attend the Annual Meeting, your vote is important. To assure your representation at the meeting, please complete, sign and date the enclosed proxy form and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. If your shares are held in the name of a bank or a broker, please follow the instructions on the form you receive from your bank or broker.


                                       By Order of the Board of Directors

                                       /s/ Robert D. Marafioti

                                       Robert D. Marafioti
                                       Executive Vice President, General Counsel and Secretary

New York, New York
April 10, 2000

                                PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Uproar Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 12, 2000 at 9:00 a.m., Eastern Standard Time, at 240 West 35th Street, 11th Floor, New York, New York. Stockholders of record at the close of business on March 13, 2000, will be entitled to notice of and to vote at the Annual Meeting.

     On March 13, 2000, there were 25,414,494 shares of the Company's common stock, par value $0.01 per share, outstanding. No shares of the Company's preferred stock, par value $0.01 per share, were outstanding on that date. Each stockholder will be entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder. One-third of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.


Proxies

     Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or represented by proxy. All properly executed and unrevoked proxies that are filed with the Secretary of the Company prior to the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon or, if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, "FOR" the approval of the Uproar Ltd. 1999 Share Option/Share Issuance Plan, "FOR" the approval of the Uproar Inc. 2000 Stock Incentive Plan and "FOR" the ratification of KPMG LLP as independent auditors of the Company for the year 2000, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to any other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it at any time before its exercise by delivering to the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. Although attendance at the Annual Meeting will not in itself constitute revocation of a proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person.


Voting

     At the Annual Meeting, Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. In all other matters, the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote on such matters will be the act of the stockholders. Stockholders may cast their votes in favor of the election of directors or may withhold authority to vote for one or more nominees. Stockholders withholding authority will be deemed present at the Annual Meeting for the purpose of determining whether a quorum has been constituted, but votes withheld will have no effect on the outcome of the vote. Stockholders may cast their votes for or against each other proposal presented at the Annual Meeting, or stockholders may abstain from voting. Stockholders abstaining will be deemed present at the Annual Meeting for the purpose of determining whether a quorum has been constituted, but an abstention on any of such proposals will have the effect of a negative vote because approval of any such proposal requires a majority of votes cast to be cast affirmatively for the proposal. Broker non-votes will be counted for the purpose of determining whether a quorum has been constituted but will be disregarded for voting purposes and will have no effect on the outcome of the vote on such matters.

                  MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                       PROPOSAL 1: ELECTION OF DIRECTORS


     The Board of Directors currently consists of eight members, three of whom are executive officers and employees of the Company. Each of the eight Directors has been nominated for election at the Annual Meeting, to hold office until the next annual meeting of stockholders and until the Director's successor is elected and qualified, or until the Director's earlier death, resignation or removal.

     The nominees for election have agreed to serve if elected, and the Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may recommend.

     Information with respect to each of the nominees is provided below.

     Kenneth D. Cron, 43, joined the Company as Chief Executive Officer and as a Director in September 1999. In December 1999, Mr. Cron was appointed the Chairman of the Board of Directors. From September 1978 to June 1999, Mr. Cron worked at CMP Media where, as the President of Publishing, he had responsibility for the company's United States businesses, including its print publications, trade shows/conferences and online services. He was also a director of CMP Media. Mr. Cron earned a B.A. from the University of Colorado.

     Christopher R. Hassett, 37, joined the Company as President, Chief Operating Officer, and as a Director in July 1999, subsequent to the Company's acquisition of PrizePoint Entertainment. Mr. Hassett was PrizePoint's co-founder and Chief Executive Officer from March 1998 to June 1999. Prior to that, Mr. Hassett founded Pointcast, serving as its Chairman and Chief Executive Officer from November 1992 to October 1997. Mr. Hassett earned a B.S. in electrical engineering from the University of Lowell.

     Michael K. Simon, 35, is the founder of the Company. He was the Chairman of the Board of Directors from July 1999 to December 1999 and served as Chief Executive Officer from February 1995 to September 1999. Since November 1999, Mr. Simon has served as Chief Financial Officer of the Company. Prior to founding Uproar, Mr. Simon was the Managing Director of Ablaksoft Kft., a Hungarian software company, from April 1993 to February 1995. He earned an M.B.A. from Washington University in St. Louis and a B.S. in Electrical Engineering from the University of Notre Dame.

     Thompson B. Barnhardt, 36, joined the Board of Directors in February 1995. Since November 1999, he has been President of BiznesPolska.pl, an Internet publishing company. From June 1994 to October 1999, Mr. Barnhardt was President of New World Publishing, Inc., a publisher of several English-language business journals in Central Europe. Mr. Barnhardt earned an M.B.A. from the University of Virginia Darden Graduate School of Business Administration and a B.A. in economics from the University of Virginia.

     Thomas E. Dooley, 43, joined the Board of Directors in March 2000. Mr. Dooley is Deputy Chairman and Executive Vice President of Viacom Inc. and a member of its board of directors. During his 20-year tenure with Viacom, Mr. Dooley has held a variety of positions, including Executive Vice President, Finance, and Vice President -- Finance and Treasurer, and also served as President of Viacom's Interactive Television Division. He also serves on the board of directors of the International Radio and Television Society, St. Vincent's Services, the Friends Academy and La Branche & Company Inc., and on the board of trustees of North Shore-Long Island Jewish Health System. Mr. Dooley earned a B.S. from St. John's University and an M.B.A. from the New York University Graduate School of Business.

     Esther Dyson, 48, joined the Board of Directors in April 1997. Ms. Dyson has been the Chairman of EDventure Holdings, publisher of the newsletter Release 1.0, since 1983. She is the author of Release 2.0, an acclaimed book about cyberspace. Ms. Dyson is a director of four software companies:
Graphisoft, Languageware.net, Scala Business Solutions and Thinking Tools. She is also a director of WPP Group, a communications company, Medscape, a healthcare Web site, and PRT Group, a systems integrator, as well as interim Chairman of the Internet Corporation for Assigned Names and Numbers. Ms. Dyson holds a B.A. from Harvard College.

     James J. Geddes, Jr., 49, joined the Board of Directors in February 2000. Mr. Geddes is Senior Managing Director of Trans Cosmos USA, Inc. and a member of its board of directors. He has worked for Trans Cosmos in a variety of positions since 1994. Mr. Geddes earned a B.S.E.E. from the University of Maryland.

     Catherine V. Mackay, 32, joined the Board of Directors in September 1999. Ms. Mackay is President of Pearson Television Enterprises, the division of Pearson Television that operates all of its Internet, interactive television, merchandising and music publishing activities. She has worked for Pearson Television in various capacities since March 1995. Prior to joining Pearson Television, Ms. Mackay worked for Cie Generale des Eaux, from January 1994 to August 1995, and for Lazard Freres & Co. from September 1988 to December 1991. Ms. Mackay earned an M.B.A. from INSEAD and a B.A. from Oxford University.


Committees of the Board


     The Board of Directors has a standing Audit Committee and Compensation Committee. It does not have a nominating committee or a committee performing similar functions. The Audit Committee currently consists of Messrs. Barnhardt and Dooley, and the Compensation Committee currently consists of Ms. Dyson, all of whom are independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The Audit Committee reviews the Company's annual financial statements and auditors' reports; recommends the selection of the Company's independent accountants; reviews and approves the scope of the annual audit by the Company's independent accountants; reviews the performance of the Company's independent accountants and their fees and other compensation; and reviews the Company's systems of internal controls and other factors that pertain to the accuracy, integrity and completeness of the Company's published financial reports.

     The Compensation Committee oversees the administration of the Company's compensation policies and practices; establishes and administers the compensation plans of members of senior management; administers the Company's stock incentive plans and authorizes awards granted thereunder; and reports annually to the stockholders of the Company on matters concerning the compensation of executives of the Company.

     The Board of Directors has not adopted a written charter for the Audit Committee or the Compensation Committee but intends to adopt written charters and appoint additional independent directors to each of the Audit Committee and Compensation Committee, in compliance with the rules promulgated by the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.


Compensation Committee Interlocks and Insider Participation


     No interlocking relationships exist between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee was an officer or employee of the Company at any time during 1999. No executive officer of the Company serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


Attendance at Board Meetings


     During 1999, the Board of Directors held a total of six meetings. Each Director attended all meetings of the Board of Directors, except for Ms. Dyson who attended four of the meetings. No meetings of the Audit Committee or Compensation Committee were held during 1999.


Compensation of Directors


     In the past, the Company has compensated the Directors with stock options from time to time. As of March 31, 2000, the Directors held options to purchase 165,000 shares as compensation for services

     Under the automatic option grant program of the Company's 2000 Stock Incentive Plan, each individual who has served as a non-employee Board member for at least 6 months and is to continue to serve as a non-employee member of the Board of Directors will be granted an option each year, as of the date of the annual meeting of stockholders for such year, to purchase 5,000 shares of the Company's common stock at a price equal to the fair market value of such shares on the date of grant. In addition, under the automatic option grant program of the Company's 2000 Stock Incentive Plan, each individual who first joins the Board of Directors as a non-employee member of the Board is granted an option, as of the date of his or her commencement of service on the Board, to purchase 30,000 shares of the Company's common stock at a price equal to the fair market value of such shares on the date of grant.

     Pursuant to the above policy, in February 2000, Mr. Barnhardt, Ms. Dyson and Ms. Mackay were each granted an option to purchase 5,000 shares of the Company's common stock and Mr. Geddes was granted an option to purchase 30,000 shares of the Company's common stock; and in March 2000, Mr. Dooley was granted an option to purchase 30,000 shares of the Company's common stock.


                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       THE ELECTION OF THE ABOVE NOMINEES

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

                              Executive Officers

     The following individuals were serving as executive officers of the Company on March 31, 2000:




Name                                 Age    Position with the Company
----                                -----   -------------------------
Kenneth D. Cron .................    43     Chairman of the Board of Directors and Chief Executive Officer
Christopher R. Hassett ..........    37     President and Chief Operating Officer
Michael K. Simon ................    35     Chief Financial Officer
Francis G. Blot .................    37     Executive Vice President, Product Marketing
Shannon King ....................    43     Executive Vice President, Merchandising
Robert D. Marafioti .............    52     Executive Vice President, General Counsel and Secretary
Jeffrey L. Strief ...............    44     Executive Vice President, Marketing and Sales

Information Concerning Executive Officers Who Are Not Directors.

     Francis G. Blot joined the Company as Executive Vice President, Product Marketing, in July 1999, subsequent to the Company's acquisition of PrizePoint Entertainment. Mr. Blot co-founded PrizePoint in March 1998 and served as its Vice President of Marketing from March 1998 to June 1999. From June 1994 to March 1998, Mr. Blot was Vice President of Business Development at Pointcast, where he was responsible for, among other things, its electronic commerce business. Prior to that, Mr. Blot worked in business and product development positions for Prodigy for nearly seven years. Mr. Blot earned a B.S. in electrical engineering from SUNY Utica.

     Shannon King joined the Company as Executive Vice President of Merchandising in August 1999. From April 1984 to August 1999, Ms. King served as Executive Vice President of Merchandising for The Sharper Image, where she was responsible for all merchandising for that company's 85-store retail chain, catalog and wholesale business. Ms. King earned a Master's in international business from the American Graduate School of International Management and a B.A. in international business and politics from the University of Colorado.

     Robert D. Marafioti joined the Company as Executive Vice President, General Counsel and Secretary in October 1999. From October 1988 through June 1999, he worked for CMP Media, where he served as Executive Vice President, General Counsel and Secretary. Mr. Marafioti earned a B.A. from Yale University and a J.D. from Columbia School of Law.

     Jeffrey L. Strief joined the Company as Executive Vice President of Marketing and Sales in October 1999. From May 1985 to June 1999, he worked for CMP Media, where he served as Executive Vice President of the Business Technology Group with responsibility for Information Week and other technology publications and Internet services. Mr. Strief earned a B.A. in marketing from California State University Fullerton.

Summary Compensation Table

     The following table sets forth for 1999 and 1998 all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the other most highly-compensated executive officers whose total annual salary and bonus for services rendered to the Company in all capacities during 1999 exceeded $100,000.

                                                                            Annual Compensation
                                                                  ---------------------------------------
                                                                                                                 Long-Term
                                                                                                                Compensation
                                                                                            Other Annual           Awards
                                                                                            Compensation         Securities
Name and Principal Position                        Fiscal Year      Salary       Bonus         ($)(1)        Underlying Options
---------------------------                        -----------     ---------    --------    -------------    ------------------
Kenneth D. Cron(1) ............................       1998         $     --     $    --        $   --                   --
Chairman and Chief Executive Officer ..........       1999               --          --            --            1,600,000

Christopher R. Hassett(2) .....................       1998         $     --     $    --        $   --                   --
President and Chief Operating Officer .........       1999          162,950          --            --              686,978

Michael K. Simon(3) ...........................       1998          122,495     $    --        $   --               82,000
Chief Financial Officer .......................       1999          150,000          --         2,950              100,000

David A. Becker(4) ............................       1998          108,717      32,800        $   --                   --
                                                      1999          150,000      35,820            --                   --

------------
(1) Mr. Cron joined the Company as Chief Executive Officer in September 1999 and became Chairman of the Board of Directors in December 1999. Mr. Cron is not entitled to receive an annual salary or bonus from the Company.

(2) Mr. Hassett joined the Company as Chief Operating Officer and as a Director in July 1999. He currently also serves as President. Mr. Hassett is currently not entitled to receive an annual salary or bonus from the Company.

(3) Mr. Simon served as the Company's Chief Executive Officer until September 1999 and as Chairman until December 1999.

(4) Mr. Becker was the Company's President and Chief Operating Officer until August 1999.


Option Grants in Last Fiscal Year

     The following table sets forth grants of stock options for the year ended December 31, 1999 to the Chief Executive Officer and to the most highly compensated executive officers, other than our Chief Executive Officer, whose salary and bonus for services rendered to the Company in all capacities in 1999 exceeded $100,000. The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated assuming that the fair market value of common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 5.4 million shares of common stock granted by the Company. The Company has never granted stock appreciation rights.




                                  Number of      Percent of
                                 Securities    Total Options     Exercise                 Potential Realizable Value at
                                 Underlying      Granted to     Price Per                 Assumed Rates of Stock Price
                                   Options       Employees        Share      Expiration   Appreciation for Option Term
Name                               Granted        In 1999          ($)          Date            5%             10%
----                            ------------  ---------------  -----------  ------------  -------------  --------------
Kenneth D. Cron. .............   1,600,000          29.8%           9.43       9/9/09      $9,483,731     $24,033,636
Christopher R. Hassett .......     686,978          12.8            9.43       9/9/09       4,071,947      10,319,112
Michael K. Simon .............     100,000           1.9            9.43       9/9/09         592,733       1,502,102
David A. Becker ..............          --            --             --            --              --              --

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table sets forth information concerning the value realized upon exercise of stock options and the number and value of unexercised options held as of December 31, 1999 by the Company's Chief Executive Officer and the most highly compensated executive officers, other than our Chief Executive Officer, whose salary and bonus for services rendered to the Company in all capacities during 1999 exceeded $100,000. The values set forth below were calculated based on the fair market value of the shares underlying the options on the date of exercise, less the applicable exercise price per share, multiplied by the number of shares underlying the options.




                                                                      Number of Securities
                                                                           Underlying
                                                                     Unexercised Options at      Value of Unexercised In-The-
                                                                            December               Money Options at December
                                                                            31, 1999                       31, 1999
                                                                 ------------------------------  -----------------------------
                                   Shares Acquired      Value
Name                                 on Exercise      Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----                              -----------------  ----------  -------------  ---------------  -------------  --------------
Kenneth D. Cron ................         --              $--       800,000          800,000       $10,439,106    $10,439,100
Christopher R. Hassett .........         --               --       343,489          343,489         4,482,743      4,482,148
Michael K. Simon ...............         --               --       109,759           72,241         1,863,392      1,403,135
David A. Becker ................         --               --       400,000               --         8,105,553             --

Employment Agreements

     The Company is currently party to an employment agreement with each of Messrs. Cron, Hassett and Simon.

     The agreements with each of Messrs. Cron and Hassett provide for compensation solely in the form of options to acquire shares of the Company's common stock. Pursuant to the agreement with Mr. Cron, the Company has granted him options to acquire 1,600,000 shares of common stock, of which options to acquire 800,000 shares have vested and are currently exercisable, and options to acquire the remaining 800,000 shares will have vested and become exercisable by September 6, 2001. Pursuant to the agreement with Mr. Hassett, the Company has granted him options to acquire 686,978 shares of common stock, of which options to acquire 343,489 shares have vested and are currently exercisable, and options to acquire the remaining 343,489 shares will have vested and become exercisable by September 6, 2001. In the event of the termination of employment of Mr. Cron or Mr. Hassett for any reason other than termination by the Company for cause, or in the event of a change of control of the Company, all stock options that have not been exercised will immediately vest. Messrs. Cron and Hassett are also entitled to participate in all health and other benefit plans provided by the Company to its executive employees. The employment of each continues on an at-will basis. The employment agreement of each of the executives prohibits him from competing with the Company for a period of one year from the date of termination if the Company terminates his employment for cause or if he resigns without good reason. The Company has agreed to indemnify each of the executives for all liabilities relating to their status as officers or Directors to the extent permitted by the laws of the State of Delaware.

     The agreement with Mr. Simon provides for compensation in the form of an annual salary and bonus. In addition, beginning on March 31, 2000, at the end of each calendar quarter during the term of the agreement, the Company will grant Mr. Simon options to acquire 30,000 shares of the Company's common stock, which will vest and be exercisable upon termination of the agreement. Mr. Simon is also entitled to participate in all health and other benefit plans provided by the Company to its executive employees. Mr. Simon's employment under his agreement will end on the earliest of (1) December 2001, (2) the date on which an agreement between the Company and Pearson Television is modified so that the termination of Mr. Simon's employment with the Company no longer triggers Pearson's right to terminate such agreement, or (3) the termination of such agreement between Pearson and the Company. In the event Mr. Simon's employment is terminated by the Company without cause, or he chooses to terminate his employment with the Company for good reason, all stock options previously granted to him will accelerate and vest in full.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors of the Company is currently composed of an outside Director who is not a current or former employee or officer of the Company and who receives no remuneration from the Company in any capacity other than as a Director.

     Compensation Policies

     It is the policy of the Company to link the compensation of each of its executive officers to the financial performance of the Company and to the growth in the value of the Company's equity. The Company endeavors to attract, motivate, retain and reward highly qualified personnel by providing competitive total compensation opportunities based on performance. The Compensation Committee believes that a significant portion of an executive officer's total compensation should be at risk, contingent upon financial performance and upon an increase in stockholder value. Some of the Company's executive officers are compensated through both cash and equity-based programs, but the majority of the Company's executive officers, including its Chief Executive Officer, are currently compensated solely through equity-based programs. The Compensation Committee believes that an emphasis on equity-based compensation helps align the interests of the Company's executive officers with the interests of its stockholders and encourages the executive officers to manage the Company's business from the stockholders' perspective.

     Cash Compensation

     Cash compensation paid to those executive officers whose total compensation packages include a cash component consists of a base salary and an annual incentive bonus. In establishing the base salary of each of those executive officers of the Company who receive cash compensation, the Compensation Committee takes into consideration the executive's relative responsibilities, level of experience and compensation paid for comparable positions by other companies in relevant markets. The annual incentive bonus payable to each of those executive officers of the Company who receive cash compensation is designed to motivate the executive officer to achieve specific performance goals which are established by the Company based on both objective and subjective criteria, and payment of the annual incentive bonus is contingent upon the achievement of such performance goals.

     Equity-Based Compensation

     The Company uses stock options as the principal means of compensating its executive officers. A majority of the Company's executive officers are currently compensated solely in the form of stock options, which means such executives will receive no financial reward for their services to the Company except to the extent that the fair market value of the Company's common stock appreciates. With the exception of Mr. Simon, who founded the Company and who was granted some of his currently outstanding options prior to 1999, all the executive officers of the Company were granted their currently outstanding options during 1999 pursuant to the Uproar Ltd. 1999 Share Option/Share Issuance Plan. Such options were incorporated into the Uproar Inc. 2000 Stock Incentive Plan at the time of its adoption by the Board of Directors in February 2000. Please see Approval of Uproar Inc. 2000 Stock Incentive Plan, below, for more detail. In establishing the option grants to each executive officer in 1999, the Compensation Committee took into consideration the executive's relative responsibilities, level of experience, existing stock ownership and potential to contribute significantly to future growth in the Company's value. The exercise price of all options granted to the executive officers in 1999 was equal to the fair market value of the Company's common stock as of the date of grant. All options were granted for a term of ten years and vest over various periods determined by the Compensation Committee.

     Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code provides, in relevant part, that remuneration paid for any taxable year to the chief executive officer and any of the other four highest compensated officers of a publicly held corporation such as the Company is not deductible for federal income tax purposes to the extent it exceeds $1,000,000, unless the remuneration is contingent on the attainment of pre-established performance goals and meets certain other conditions, one of which is that the material terms under which the remuneration is to be paid are disclosed to and approved by the stockholders. The Company's policy is to qualify such remuneration for tax-deductibility to the extent practicable, although the Compensation Committee retains the discretion to provide compensation programs that may not be fully deductible if it believes that to be in the best interests of the Company and its stockholders. The Compensation Committee presently expects that any remuneration in excess of $1,000,000 paid in 2000 will be exempt from the deduction limit of Section 162(m) because it was paid pursuant to agreements which existed before the Company became publicly held in the United States and which have not been materially modified and because the information about such agreements that was disclosed in the prospectus accompanying the Company's public offering satisfied all applicable securities laws then in effect.

     Compensation of Chief Executive Officer

     Mr. Cron, the Chairman of the Board and Chief Executive Officer of the Company, currently receives no cash compensation from the Company. In 1999, he and the Company entered into an Employment Agreement approved by the Board of Directors, which Employment Agreement provides for compensation solely in the form of stock options. Pursuant to the Employment Agreement, Mr. Cron was granted options to acquire 1,600,000 shares of the Company's common stock, of which options to acquire 800,000 shares have vested and are currently exercisable, and options to acquire the remaining 800,000 shares will have vested and become exercisable by September 6, 2001. The per-share exercise price of such options is equal to the fair market value of a share of the Company's common stock as of the date on which the options were granted. Any compensation that Mr. Cron receives for rendering services to the Company in 1999 will therefore be entirely a reflection of the appreciation, if any, in the value of the Company's common stock between the date of grant and the date of exercise. The Company expects that the full amount of Mr. Cron's compensation under the Employment Agreement will be deductible by the Company for tax purposes under Section 162(m) of the Internal Revenue Code because it was paid pursuant to an agreement which existed before the Company became publicly held in the United States. Please see Tax Deductibility of Executive Compensation, above, for more detail.

     Compensation Committee

     Esther Dyson

                               PERFORMANCE GRAPH





                 COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*
                    AMONG UPROAR, THE EASDAQ ALL SHARE INDEX
                                AND A PEER GROUP




                                [GRAPHIC OMITTED]



        * $100 INVESTED ON 7/13/99 IN STOCK OR INDEX
          INCLUDING REINVESTMENT OF DIVIDENDS.
          FISCAL YEAR ENDING DECEMBER 30.

        (1) The peer group is comprised of 4Front Technologies Inc., Global Telesystems Group Inc. and NTL Inc.

        (2) For purposes of preparing this graph, the shares of Uproar common stock and the EASDAQ All Shares Index were converted from Euros to United States Dollars at the December 31, 1999 rate of 1.0068 United States Dollars for one Euro.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of common stock as of March 31, 2000, for each person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock; each Director; each executive officer named in the Summary Compensation Table above; and all Directors and executive officers as a group.

     Unless otherwise indicated, the address of each beneficial owner listed below is c/o Uproar Inc., 240 West 35th Street, New York, New York 10001.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such person that are exercisable within 60 days after March 31, 2000, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 27,934,494 shares of common stock outstanding as of March 31, 2000.




                                                       Shares Beneficially
                                                              Owned
                                                     -----------------------
           Name of Beneficial Owner                    Number       Percent
           ------------------------                  ------------   --------
           Kenneth D. Cron (1) ...................      843,320        3.0%
           Christopher R. Hassett (2) ............    1,036,547        3.7
           Michael K. Simon (3) ..................    1,218,156        4.4
           David A. Becker (4) ...................      260,000          *
           Thompson B. Barnhardt (5) .............       27,125          *
           Thomas E. Dooley (6) ..................            0          *
           Esther Dyson (7) ......................      159,365          *
           James J. Geddes, Jr. (8) ..............    1,742,172        6.2
           Catherine V. Mackay (9) ...............    2,001,125        7.2
           Pearson Television, Inc. (10) .........    2,000,000        7.2
           Trans Cosmos USA, Inc. (11) ...........    1,742,172        6.2
           All Directors and executive officers
             as a group (12 persons) .............    7,897,366       28.3

------------
* Indicates less than one percent of the common stock.

(1) Includes 800,000 shares issuable upon the exercise of currently exercisable stock options.

(2) Includes (a) 343,489 shares issuable upon the exercise of currently exercisable stock options and (b) 124,000 shares owned by Mr. Hassett's spouse.

(3) Includes 125,036 shares issuable upon the exercise of currently exercisable stock options.

(4) Includes 260,000 shares issuable upon the exercise of currently exercisable stock options. Mr. Becker's address is 87 Remsen Street, #3, Brooklyn, NY 11201.

(5) Includes 27,125 shares issuable upon the exercise of currently exercisable stock options. Mr. Barnhardt's address is c/o Biznes Polska.pl Sp zoo., Ul. Gornoslaska 7B, Warsaw 00-443.

(6) Mr. Dooley's address is c/o Viacom Inc., 1515 Broadway, New York, New York 10036.

(7) Includes 33,125 shares issuable upon the exercise of currently exercisable stock options. Ms. Dyson's address is 104 Fifth Avenue, 20th Floor, New York, New York 10011.

(8) All shares indicated as owned by Mr. Geddes are included because of Mr. Geddes' affiliation with Trans Cosmos USA, Inc. Mr. Geddes disclaims beneficial ownership of all shares owned by Trans Cosmos USA, Inc. Mr. Geddes' address is c/o Trans Cosmos USA, Inc., 777 108th Avenue NE, Suite 2300, Bellevue, Washington 98004-5149.

(9) Includes 1,125 shares issuable upon the exercise of currently exercisable stock options. Two million of the shares indicated as owned by Ms. Mackay are included because of Ms. Mackay's affiliation with Pearson Television, Inc. Ms. Mackay disclaims beneficial ownership of all shares owned by Pearson Television, Inc. Ms. Mackay's address is c/o Pearson Television, Inc., 1330 Avenue of the Americas, New York, New York 10019.

(10) The address of Pearson Television, Inc. is 1330 Avenue of the Americas, New York, NY 10019.

(11) The address of Trans Cosmos USA, Inc. is 777 108th Avenue NE, Suite 2300, Bellevue, Washington 98004-5149.

                          RELATED PARTY TRANSACTIONS


Transaction with Trans Cosmos

     In February 2000, the Company sold 1,265,372 shares of common stock to Trans Cosmos USA, Inc. for approximately $25.0 million. As a result of this transaction, Trans Cosmos now beneficially owns more than 5% of the Company's stock. In addition, the Company and Trans Cosmos intend to form a Japanese joint venture owned equally by the two parties, to produce a Japanese-localized version of the Company's Web site, uproar.com. In connection with the foregoing, the Company also appointed a Trans Cosmos representative, Mr. Geddes, to the Board of Directors.


Transaction with Pearson Television

     In January 1999, the Company entered into a strategic relationship with Pearson Television that provides the Company with rights to create and produce English-language versions of television game show formats owned by Pearson. In connection with this arrangement, the Company issued 2,000,000 shares of its common stock to Pearson. The Company also agreed to issue to Pearson an additional 400,000 shares between September 1999 and August 2000 and 400,000 shares between September 2000 and August 2001, if Pearson meets certain television distribution targets for its game shows in the United States. In connection with the foregoing, the Company also appointed a Pearson representative, Ms. Mackay, to the Board of Directors.


Transaction with PrizePoint

     In June 1999, the Company completed the acquisition of PrizePoint Entertainment Corporation, a provider of online single-player games. Under the merger agreement with PrizePoint, in exchange for all of the outstanding shares of common stock of PrizePoint the Company issued approximately 2,440,000 shares of its common stock to PrizePoint stockholders, including Mr. Hassett, the Company's current President and Chief Operating Officer, and his family members. In addition, the Company appointed Mr. Hassett to the Board of Directors. The following table sets out the number of PrizePoint shares that the following officers and directors of PrizePoint purchased, the number of Company shares into which they were converted, and the equivalent per share price:




Name                                 PrizePoint Shares     Uproar Shares     Price Per Uproar Share
----                                 -----------------     -------------     ----------------------
Christopher R. Hassett ..........        716,667             753,058                $ 0.84
Francis G. Blot .................        218,500             229,560                $ 0.01

The Uproar shares listed for Mr. Hassett include 184,400 shares then owned by his spouse; the Uproar shares listed for Mr. Blot include 69,000 shares then owned by his spouse.

   PROPOSAL 2: APPROVAL OF UPROAR LTD. 1999 SHARE OPTION/SHARE ISSUANCE PLAN

     In 1999, the Board of Directors approved and adopted the Uproar Ltd. 1999 Share Option/Share Issuance Plan, the purpose of which was to provide eligible persons in the service of the Company with the opportunity to acquire or increase a proprietary interest in shares of the Company's common stock ("Shares"). In November 1999, the Board of Directors increased to 5,400,000 the aggregate number of Shares reserved for issuance thereunder. As of February 23, 2000, 5,086,936 Shares were subject to outstanding options under the Uproar Ltd. 1999 Share Option/Share Issuance Plan as amended and restated (the "1999 Plan"). To date, no options have been exercised, and no Shares have been issued, under the 1999 Plan.

     A summary of the 1999 Plan is provided below. The full text of the 1999 Plan is attached as Annex A and should be referred to for a complete statement of the provisions of the 1999 Plan.


Summary of the 1999 Plan

     The 1999 Plan contains two separate programs: the option grant program, under which eligible persons may be granted options to purchase Shares, and the share issuance program, under which eligible persons may be issued Shares either for immediate purchase or as a bonus for services rendered to the Company. The material features of the 1999 Plan are summarized below.

     Administration. The Plan Administrator of the 1999 Plan is the Board of Directors, or a committee of one or more members of the Board of Directors if the Board of Directors delegates its administrative functions thereto. The Plan Administrator has full power and authority to establish rules and regulations for the administration of the 1999 Plan, to interpret the 1999 Plan and to issue options and Shares under the 1999 Plan. The decisions of the Plan Administrator are final and binding on all parties.

     Eligibility. The persons eligible to participate in the 1999 Plan are Company employees, non-employee Directors and consultants selected by the Plan Administrator. As of February 23, 2000, approximately 180 employees and four non-employee Directors were eligible to participate in the 1999 Plan. The number of consultants eligible to participate in the 1999 Plan was indeterminable but, as of February 23, 2000, no consultants had been granted options under the 1999 Plan.

     Option Grant Program.

     o The Plan Administrator will determine (i) which eligible individuals will receive option grants, (ii) the times when option grants are to be made,
       (iii) the number of Shares subject to each option grant, (iv) the status of any granted option as either an incentive stock option or a non-statutory stock option, (v) the exercise price for each option (except that the exercise price for incentive stock options may not be less than 100% of their fair market value on the option grant date), (vi) the vesting schedule to apply to each option grant, and (vii) the maximum term for which any granted option is to remain outstanding, subject to earlier termination following the optionee's cessation of service to the Company.

     o The exercise price for options may be paid in cash, in Shares valued at fair market value on the exercise date or through a same-day sale program without any cash outlay by the option holder.

     o No option may have a term in excess of ten years from the option grant date.

     o If an optionee's services to the Company cease for any of the following reasons, the option will be exercisable, to the extent vested, as follows:

       o if services cease for any reason other than death, permanent disability or misconduct, the vested option will be exercisable for three months following such cessation;

       o if services cease by reason of the optionee's death or permanent disability, the vested option will be exercisable for a period of twelve months following such cessation;

       o if services cease by reason of the optionee's misconduct, the option will terminate and will not be exercisable.

     o The Plan Administrator has the discretion, exercisable either at the time an option is granted or thereafter, to extend the period of time for which an option will remain exercisable following an optionee's cessation of services and/or to permit the option to be exercised following the cessation of services with respect to additional Shares in which the optionee would have vested had the optionee continued in the Company's service.

     o Incentive stock options may be granted only to employees of the Company. The exercise price per Share may not be less than the fair market value per Share on the option grant date. The aggregate fair market value of the Shares for which options granted to any employee may become exercisable as incentive stock options during any one calendar year shall not exceed $100,000.

     o In the event of a merger or consolidation in which there is a change of control of 50% or more of the total voting power of the Company's securities or in the event of the sale, transfer or other disposition of all or substantially all of the Company's asserts in complete liquidation or dissolution of the Company (a "Corporate Transaction"), the Shares subject to each option then outstanding shall automatically vest in full unless and to the extent such option is assumed by the successor corporation or such option is replaced with a cash incentive program which preserves the spread existing on the unvested option Shares and provides for subsequent payout in accordance with the same vesting schedule applicable to the unvested option Shares. The Plan Administrator has the discretion, exercisable either at the time an option is granted or thereafter, to provide for accelerated vesting in the event of a Corporate Transaction, whether or not the option is to be assumed by the successor corporation.

     Share Issuance Program.

     o The Plan Administrator will determine (i) which eligible individuals will receive stock issuances, (ii) the times when stock issuances are to be made, (iii) the number of Shares included in each stock issuance, (iv) the purchase price for each stock issuance and (v) the vesting schedule to apply to each stock issuance.

     o The recipient has the right to vote Shares and receive any regular cash dividends paid on Shares whether or not the recipient's interest in the Shares is vested.

     o If the recipient's services to the Company cease for any reason or if the performance objectives are not attained with respect to any unvested Shares, then those Shares must be immediately surrendered to the Company for cancellation and, to the extent the Shares were previously issued to the recipient for cash or cash-equivalent consideration, the Company will repay to the recipient the consideration paid.

     o The Plan Administrator has the discretion to waive the surrender and cancellation of unvested Shares which would otherwise occur.

     o In the event of a Corporate Transaction, all Shares subject to repurchase rights will vest in full except to the extent that such repurchase rights are assigned to the successor corporation. The Plan Administrator has the discretion, exercisable either at the time the unvested Shares are issued or thereafter, to provide for immediate vesting in the event the recipient's service is involuntarily terminated within a designated period (not more than 18 months) after a Corporate Transaction in which such repurchase rights are assigned.

Benefits Received Under the 1999 Plan

     The following table sets forth the stock options that were granted in 1999 to the following persons or groups of persons under the 1999 Plan:


                                 Plan Benefits

               Uproar Ltd. 1999 Share Option/Share Issuance Plan

                                         Number of Option     Weighted Average
  Name                                          Shares         Exercise Price
  ----                                   -----------------    -----------------
  Kenneth D. Cron, Chairman of the           1,600,000             $ 9.43
  Board of Directors and Chief
  Executive Officer

  Christopher R. Hassett, President            686,978               9.43
  and Chief Operating Officer

  Michael K. Simon, Chief                      100,000               9.43
  Financial Officer

  David Becker (1)                                   0                 --

  All executive officers as a group          4,010,338               9.84

  All non-executive directors as a                   0                 --
  group

  All non-executive officer                  1,015,070              11.23
  employees as a group

------------
(1) Mr. Becker was the Company's President and Chief Operating Officer until August 1999.

     As of February 23, 2000, options covering 5,086,936 shares of common stock were outstanding under the 1999 Plan, and 313,064 shares remained available for future option grant or direct issuance. No shares had been issued pursuant to the exercise of outstanding options under the 1999 Plan.

     Amendment and Termination. The Board of Directors has the power to amend the 1999 Plan in all respects, provided that no amendment may adversely affect the rights and obligations with respect to options then outstanding or issued Shares then unvested. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. The 1999 Plan will terminate by its terms upon the earliest of (i) ten years after its adoption by the Board of Directors, (ii) the date when all Shares available for issuance under the 1999 Plan have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction.


                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
      APPROVAL OF THE UPROAR LTD. 1999 SHARE OPTION/SHARE ISSUANCE PLAN.

         PROPOSAL 3: APPROVAL OF UPROAR INC. 2000 STOCK INCENTIVE PLAN

     On February 23, 2000, the Board of Directors approved and adopted the Uproar Inc. 2000 Stock Incentive Plan (the "SIP"), which is intended to serve as the successor equity incentive program to the 1999 Plan. If the SIP is approved by the stockholders, outstanding options under the 1999 Plan will be incorporated into the SIP and no further option grants or Share issuances will be made under the 1999 Plan. The incorporated options will continue to be governed by their existing terms, unless the Plan Administrator of the SIP extends one or more features of the SIP to those options. However, except as noted below, the outstanding options under the 1999 Plan contain substantially the same terms and conditions summarized below for the discretionary option grant program under the SIP.

     A summary of the SIP is provided below. The complete text of the SIP is attached as Annex B and should be referred to for a complete statement of the provisions of the SIP.


Summary of the SIP

     The SIP contains three separate programs: the discretionary option grant program, under which eligible persons may be granted incentive stock options or non-statutory options to purchase Shares; the stock issuance program, under which eligible persons may be issued Shares directly either for immediate purchase or as a bonus for past services to the Company; and the automatic option grant program, under which non-employee Directors will receive periodic option grants. The material features of the SIP are summarized below.

     Administration. The Compensation Committee of the Board of Directors will be the Plan Administrator for the discretionary option grant program and the stock issuance program, although administration may be delegated in part to a secondary committee of one or more Directors which would have separate but concurrent jurisdiction to make option grants and direct stock issuances under the discretionary option grant program and the stock issuance program with respect to all participants other than officers and Directors of the Company. Neither the Compensation Committee nor the Board of Directors will exercise any administrative discretion with respect to the automatic option grant program for non-employee Directors. The Plan Administrator has full power and authority to establish rules and regulations for the administration of the SIP, to interpret the SIP and to issue options and Shares under the SIP. The decisions of the Plan Administrator are final and binding on all parties.

     Eligibility. The persons eligible to participate in the discretionary option grant program and the share issuance program are Company employees, non-employee Directors and consultants selected by the Plan Administrator. Non-employee Directors are eligible to participate in the automatic option grant program. As of March 31, 2000, approximately 215 employees were eligible to participate in the discretionary option grant program, and five non-employee Directors were eligible to participate in the discretionary option grant program, the share issuance program and the automatic grant program. The number of consultants eligible to participate in the SIP was indeterminable but, as of February 23, 2000, no consultants had been granted options under the SIP.

     Share Reserve. 6,750,000 Shares have been reserved for issuance under the SIP, of which 5,086,936 shares were subject on February 23, 2000, to outstanding options pursuant to previous grants under the 1999 Plan. The number of Shares reserved for issuance under the SIP will automatically increase on the first trading day of each calendar year, beginning with the year 2001, by a number of Shares equal to one percent (1%) of the total number of Shares outstanding on the last trading day of the immediately preceding calendar year, but no annual increase will exceed 400,000 Shares. In no event may any one participant in the SIP receive option grants or direct stock issuances for more than 2,000,000 Shares in the aggregate per calendar year.

     Term. The SIP will expire ten years after its adoption by the Board of Directors. Options granted under the SIP will have a maximum term of ten years, subject to earlier termination under circumstances specified by the SIP or the Plan Administrator.

   Discretionary Option Grant Program.

   o The Plan Administrator will determine (i) which eligible individuals will receive option grants, (ii) the times when option grants are to be made,
     (iii) the number of Shares subject to each option grant, (iv) the status of any granted option as either an incentive stock option or a non-statutory stock option, (v) the exercise price for each option (except that the exercise price for incentive stock options may not be less than 100% of their fair market value on the option grant date), (vi) the vesting schedule to apply to each option grant, and (vii) the maximum term for which any granted option is to remain outstanding, subject to earlier termination following the optionee's cessation of service to the Company.

   o The exercise price for options may be paid in cash, in Shares valued at fair market value on the exercise date or through a same-day sale program without any cash outlay by the option holder.

   o The Plan Administrator will have discretion to accelerate the vesting of outstanding options in connection with an option holder's cessation of service to the Company. In the event of a Corporate Transaction, options will automatically vest except to the extent they are assumed by the successor company or replaced with a cash incentive program which preserves the existing option spread and provides for subsequent payout in accordance with the existing vesting schedule. The Plan Administrator may provide that, even if an option is assumed or replaced, it will still accelerate if the option holder's service with the successor company is involuntarily terminated within a designated period (not to exceed 18 months) after the Corporate Transaction. The Plan Administrator may also provide for the automatic vesting of an option in connection with a change of control or condition such vesting upon the involuntary termination of the option holder's service within a designated period (not to exceed 18 months) after such change of control.

   o Executive officers subject to Section 16 of the U.S. Securities Exchange Act of 1934 may be granted limited stock appreciation rights which will allow them, in the event of a hostile takeover of the Company, to surrender their vested options in exchange for a cash distribution from the Company equal to the amount by which the takeover price exceeds the exercise price, multiplied by the number of Shares subject to their vested options.

     Stock Issuance Program.

   o The Plan Administrator will determine (i) which eligible individuals will receive stock issuances, (ii) the times when stock issuances are to be made, (iii) the number of Shares included in each stock issuance, (iv) the purchase price for each stock issuance and (v) the vesting schedule to apply to each stock issuance.

   o The Plan Administrator will have discretion to accelerate the vesting of issued Shares in connection with a Share holder's cessation of service to the Company. In the event of a Corporate Transaction, issued Shares will automatically vest except to the extent that the Company's repurchase rights are assumed by the successor company. The Plan Administrator may provide that, even if repurchase rights are assumed, they will terminate if the Share holder's service with the successor company is involuntarily terminated within a designated period (not to exceed 18 months) after the Corporate Transaction. The Plan Administrator may also provide for the automatic vesting of Shares in connection with a change of control or condition such vesting upon the involuntary termination of the optionee's service within a designated period (not to exceed 18 months) after such change of control.

     Automatic Option Grant Program.

   o Each individual who first joins the Company's Board of Directors as a non-employee Director will be granted an option to purchase 30,000 Shares upon the commencement of the Director's service on the Board. Each such option will vest in a series of 3 equal annual installments upon the Director's completion of each year of service over the 3-year period measured from the grant date, subject to earlier termination following the Director's cessation of service on the Board of Directors.

   o As of February 4, 2000, and thereafter at each annual meeting of stockholders beginning with the 2001 annual meeting, each individual who has served as a non-employee Director for at least 6 months and is to continue to serve as such will be granted an option to purchase 5,000 Shares. Each such option will vest in a series of 4 equal quarterly installments upon the Director's completion of each quarter of service over the 1-year period measured from the grant date, subject to earlier termination following the Director's cessation of service on the Board of Directors.

   o Each option under the automatic option grant program will have an exercise price equal to the fair market value of a Share on the grant date.

   o All options will automatically vest in the event of the Director's death or permanent disability, an acquisition of the Company through a stockholder-approved merger or asset sale, or a change in control.

   o Directors will have the right, in the event of a hostile tender offer for more than 50% of the outstanding Shares, to surrender their vested options for a cash distribution from the Company in an amount equal to the excess of the tender-offer price of the Shares subject to the surrendered options over the aggregate price payable for such Shares.


Benefits Received Under the SIP

     As noted above, if the SIP is approved by the stockholders, outstanding options under the 1999 Plan will be incorporated into the SIP and no further option grants or Share issuances will be made under the 1999 Plan. No determination has been made with respect to future grants under the SIP except for grants to non-executive Directors under the automatic grant option program and the grant of 30,000 shares to Mr. Simon as of the last day of each calendar quarter during the term of his Employment Agreement (please see Employment Agreements, above, for more detail). For grants made to executive officers, non-executive directors and employees of the Company in 1999, see Benefits Received under the 1999 Plan and Compensation of Directors, above.

     As of March 31, 2000, options covering 5,197,362 shares of common stock were outstanding under the SIP and 1,552,638 shares remained available for future option grant or direct issuance. No shares have been issued pursuant to the exercise of outstanding option under the SIP.

     Amendment and Termination. The Board of Directors has the power to amend the SIP in all respects, provided that no amendment may adversely affect the rights and obligations with respect to options then outstanding or issued Shares then unvested. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. The SIP will expire ten years after its adoption by the Board.


                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             APPROVAL OF THE UPROAR INC. 2000 STOCK INCENTIVE PLAN.

         PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP to serve as the Company's independent public accountants and auditors for the year ending December 31, 2000, subject to the ratification of such selection by the stockholders at the Annual Meeting. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is also expected to be available to respond to appropriate questions.

     The Company changed its independent accountants and auditors to KPMG Hungaria Kft. from Coopers & Lybrand in Dublin, Ireland, on August 28, 1998. The decision to change auditors from Coopers & Lybrand, Dublin, to KPMG Hungaria Kft. was approved by the Company's Board of Directors and stockholders.

     The Company believes, and has been advised by PricewaterhouseCoopers LLP, Dublin (the successor to Coopers & Lybrand, Dublin) that it concurs in such belief, that, for the period from February 1995 (inception) through the date of the change in auditors, Coopers & Lybrand, Dublin, did not have any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Coopers & Lybrand, Dublin, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements. No report of Coopers & Lybrand, Dublin, on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
       RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended for presentation at the 2001 Annual Meeting of Stockholders must be delivered to the Secretary of the Company no later than the close of business on February 11, 2001 if such proposals are to be considered for inclusion in the Company's Proxy Statement for such Annual Meeting of Stockholders. Proposals must be in writing and sent via registered or certified mail or by courier, addressed to the attention of the Secretary of the Company at the Company's principal executive offices. The mailing address of the principal executive offices of the Company is 240 West 35th Street, New York, New York 10001.


                                 OTHER MATTERS

     The Board of Directors knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters requiring a vote of the stockholders properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their judgment.


                            SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about April 10, 2000, together with the mailing of the Company's 1999 Annual Report. The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians and other persons holding shares in their names that are beneficially owned by others so that the solicitation materials may be forwarded to such beneficial owners. The Company will reimburse such persons for their reasonable expenses in forwarding the solicitation materials to such beneficial owners. Proxies will be solicited by mail and may also be solicited in person or by telephone, facsimile or electronic mail by some regular employees of the Company for no additional compensation. The Company may also consider the engagement of a proxy solicitation firm.




                                     By Order of the Board of Directors


                                     /s/ Robert D. Marafioti

                                     Robert D. Marafioti
                                     Executive Vice President, General Counsel and Secretary



New York, New York
April 10, 2000

                                    ANNEX A

                                  UPROAR LTD.
                     1999 SHARE OPTION/SHARE ISSUANCE PLAN
               (As Amended and Restated as of September 2, 1999)
                                  ARTICLE ONE

                              GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

     This 1999 Share Option/Share Issuance Plan is intended to promote the interests of Uproar Ltd., a Bermuda corporation, by providing eligible persons in the Corporation's employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.


II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into two (2) separate equity programs:

       (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase Shares, and

       (ii) the Share Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued Shares directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.


III. ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or Share issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or Share issuance thereunder.


IV. ELIGIBILITY

     A. The persons eligible to participate in the Plan are as follows:

        (i) Employees,

        (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

        (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to Share issuances made under the Share Issuance Program, which eligible persons are to receive Share issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect Share issuances in accordance with the Share Issuance Program.


V. SHARES SUBJECT TO THE PLAN

     A. The Share issuable under the Plan shall be shares of authorized but unissued or reacquired Shares. The maximum number of Shares which may be issued over the term of the Plan shall not exceed 2,200,000 shares.

     B. Shares subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of Shares reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct Share issuances under the Plan.

     C. Should any change be made to the Shares by reason of any share split, share dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred shares into Shares.

                                  ARTICLE TWO

                             OPTION GRANT PROGRAM


I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

        1. The exercise price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per Share on the option grant date.

        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Shares be registered under
     Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

           (i) in Shares held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

           (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

        1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

           (i) Should the Optionee cease to remain in Service for any reason other than death, Permanent Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

           (ii) Should Optionee's Service terminate by reason of Permanent Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

           (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

           (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

           (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

           (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

        2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

           (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

           (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. Shareholder Rights. The holder of an option shall have no Shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested Shares. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per Share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     G. Withholding. The Corporation's obligation to deliver Shares upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.


II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.


III. CORPORATE TRANSACTION

     A. The Shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the Shares at the time subject to that option and may be exercised for any or all of those shares as fully-vested Shares. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall also terminate automatically, and the Shares subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program and to grant in substitution new options covering the same or different number of Shares but with an exercise price per share based on the Fair Market Value per Share on the new grant date.

                                 ARTICLE THREE

                            SHARE ISSUANCE PROGRAM



I. SHARE ISSUANCE TERMS


     Shares may be issued under the Share Issuance Program through direct and immediate issuances without any intervening option grants. Each such share issuance shall be evidenced by a Share Issuance Agreement which complies with the terms specified below.

     A. Purchase Price.

        1. The purchase price per Share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value Share on the issue date.

        2. Subject to the provisions of Section I of Article Four, Shares may be issued under the Share Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

           (i) cash or check made payable to the Corporation, or

           (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions.

        1. Shares issued under the Share Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

        2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested Shares by reason of any Share dividend, Share split, recapitalization, combination of shares, exchange of shares or other change affecting the issued Shares as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested Shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        3. The Participant shall have full shareholder rights with respect to any Shares issued to the Participant under the Share Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        4. Should the Participant cease to remain in Service while holding one or more unvested Shares issued under the Share Issuance Program or should the performance objectives not be attained with respect to one or more such unvested Shares, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

        5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CORPORATE TRANSACTION

     A. All of the outstanding repurchase rights under the Share Issuance Program shall terminate automatically, and all the Shares subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested Shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the Shares subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).


III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR

                                 MISCELLANEOUS


I. FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Share Issuance program by delivering a full recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.


II. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's Shareholders. If such Shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with an Corporate Transaction. All options and unvested Share issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.


III. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options or unvested Share issuances at the time outstanding under the Plan, unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require Shareholder approval pursuant to applicable laws or regulations.

     B. Options to purchase Shares may be granted under the Option Grant Program and Shares may be issued under the Share Issuance Program which are in each instance in excess of the number of Shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained Shareholder approval of an amendment sufficiently increasing the number of Shares available for issuance under the Plan. If such Shareholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.


IV. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of Shares under the Plan shall be used for general corporate purposes.

V. WITHHOLDING

     The Corporation's obligation to deliver Shares upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.


VI. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option under the Plan and the issuance of any Shares (i) upon the exercise of any option or (ii) under the Share Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Shares issued pursuant to it.


VII. NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX


     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Code shall mean the Internal Revenue Code of 1986, as amended.

     C. Committee shall mean a committee of one (1) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     D. Corporate Transaction shall mean either of the following
Shareholder-approved transactions to which the Corporation is a party:

        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     E. Corporation shall mean Uproar Ltd., a company incorporated in Bermuda, and any successor corporation to all or substantially all of the assets or voting shares of Uproar Ltd. which shall by appropriate action adopt the Plan.

     F. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     G. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     H. Fair Market Value per Share on any relevant date shall be determined in accordance with the following provisions:

        (i) If the Shares are at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per Share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Shares on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (ii) If the Shares are at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per Share on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Shares on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (iii) If the Shares are at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     I. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     J. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     K. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     L. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     N. Option Grant Program shall mean the option grant program in effect under the Plan.

     O. Optionee shall mean any person to whom an option is granted under the Option Grant Program.

     P. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, Shares possessing fifty percent (50%) or more of the total combined voting power of all classes of Shares in one of the other corporations in such chain.

     Q. Participant shall mean any person who is issued Shares under the Share Issuance Program.

     R. Permanent Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in such person's death or to continue for a period of twelve (12) consecutive months or more.

     S. Plan shall mean the Corporation's 1999 Share Option/Share Issuance Plan, as set forth in this document.

     T. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

     U. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or Share issuance.

     V. Shares shall mean the ordinary shares in the capital of the Corporation and "Share" and "Shareholder" shall be construed accordingly.

     W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     X. Share Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of Shares under the Share Issuance Program.

     Y. Share Issuance Program shall mean the Share issuance program in effect under the Plan.

     Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, Share possessing fifty percent (50%) or more of the total combined voting power of all classes of Share in one of the other corporations in such chain.

     AA. 10% Shareholder shall mean the owner of Share (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of Share of the Corporation (or any Parent or Subsidiary).

                                    ANNEX B


                                  UPROAR INC.
                           2000 STOCK INCENTIVE PLAN


                                  ARTICLE ONE


                              GENERAL PROVISIONS


I.   PURPOSE OF THE PLAN

     This 2000 Stock Incentive Plan is intended to promote the interests of Uproar Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation, as a reward for excellent performance in the service of the Corporation and as a means of aligning their personal interests more closely with the interests of the stockholders.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.


II.  STRUCTURE OF THE PLAN

     A. The Plan shall be divided into three separate equity incentive programs:

        (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

        (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

        (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.


III. ADMINISTRATION OF THE PLAN

     A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board unless otherwise determined by the Board. Beginning with the Section 12 Registration Date, the following provisions shall govern the administration of the Plan:

        (i) The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

        (ii) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. (iii) Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

        (i) to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

        (ii) to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

        (iii) to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

        (iv) to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.


IV.  ELIGIBILITY


     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

        (i)   Employees,

        (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

        (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.


V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Six Million Seven Hundred Fifty Thousand (6,750,000) shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Section 12 Registration Date, under the Predecessor Plan, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an increase of One Million Three Hundred Fifty Thousand (1,350,000) shares authorized by the Board subject to stockholder approval prior to the
Section 12 Registration Date.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2001, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed Four Hundred Thousand (400,000) shares.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Two Million (2,000,000) shares of Common Stock in the aggregate per calendar year.

     D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan,
(ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM


I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

        1. The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

        2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in one or more of the following forms:

           (i)   cash or check made payable to the Corporation;

           (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

           (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Cessation of Service.

       1. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

           (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

           (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

           (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

           (iv) Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

       2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

           (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

           (ii) to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.


II.   INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.


III. CHANGE IN CONTROL/HOSTILE TAKE-OVER


     A. Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. Each option outstanding at the time of the Change in Control shall terminate as provided in
Section III.C. of this Article Two.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

     D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

     E. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

     F. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

     G. The Plan Administrator may at any time provide that one or more options will automatically accelerate in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

     H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.


IV.  STOCK APPRECIATION RIGHTS

     The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                 ARTICLE THREE


                            STOCK ISSUANCE PROGRAM


I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

     A. Purchase Price.

       1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issue date.

       2. Subject to the provisions of Section II of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i)  cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting/Issuance Provisions.

       1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

       2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

       3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

       4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

       5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares.

   Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

       6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.


II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.


III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR


                        AUTOMATIC OPTION GRANT PROGRAM


II.  OPTION TERMS

     A. Grant Dates. Options shall be made on the dates specified below:

        1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Thirty Thousand (30,000) shares of Common Stock, provided that individual has not been in the employ of the Corporation (or any Parent or Subsidiary) in the two (2) years immediately preceding such election or appointment.

        2. On the date of each Annual Stockholders Meeting beginning with the 2001 Annual Stockholder Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase Five Thousand (5,000) shares of Common Stock, provided that individual has served as a non-employee Board member for at least six (6) months.

     B. Exercise Price.

        1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

        2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 30,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 5,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal quarterly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of three (3) months of Board service measured from the option grant date.

     E. Cessation of Board Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

          (i) Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

          (iii) Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

          (iv) However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.


II.  CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

     B. All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

     D. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.


III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

                                 ARTICLE FIVE


                                 MISCELLANEOUS


I.   NO IMPAIRMENT OF AUTHORITY

     Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


II.  FINANCING


     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.


III. TAX WITHHOLDING


     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

        Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


IV.  EFFECTIVE DATE AND TERM OF THE PLAN


     A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) February 23, 2010,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.


V.   AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.


VI.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


VII. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.


VIII. NO EMPLOYMENT/SERVICE RIGHTS

      Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX


     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation pro cedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of inheritance.

     C. Board shall mean the Corporation's Board of Directors.

     D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

        (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

        (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

        (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

     E. Code shall mean the Internal Revenue Code of 1986, as amended.

     F. Common Stock shall mean the Corporation's common stock.

     G. Corporation shall mean Uproar Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Uproar Inc. which shall by appropriate action adopt the Plan.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system and in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and reported in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

        (iv) For purposes of any options made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

    Hostile Take-Over shall mean: L.

        (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     M. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     N. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

     P. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     Q. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     R. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

     Y. Plan Effective Date shall mean February 23, 2000, the date on which the Plan was adopted by the Board.

     Z. Predecessor Plan shall mean the Corporation's pre-existing 1999 Share Option/Share Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.

     AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

     BB. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

     DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     EE. a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     GG. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II. 10% Stockholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     JJ. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

     KK. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

     LL. Withholding Taxes shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

                                 (Form of Proxy)
                                   UPROAR INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 2000
       (This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of Uproar Inc. hereby appoints Kenneth D. Cron, Chief Executive Officer, and Robert D. Marafioti, Secretary, and each of them, with full power of substitution in each, proxies to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Uproar Inc. to be held at 240 West 35th Street, 11th Floor, New York, New York, on May 12, 2000, at 9:00 a.m., Eastern Standard Time, or any adjournment thereof.

1.       ELECTION OF DIRECTORS

         FOR all nominees below                               WITHHOLD AUTHORITY
         |_|  (except as marked to the contrary)             |_|  to vote for all nominees below

         Thompson B. Barnhardt, Kenneth D. Cron, Thomas E. Dooley, Esther Dyson, James J. Geddes, Jr.,
         Christopher R. Hassett, Catherine V. Mackay, and Michael K. Simon,

         INSTRUCTION:  To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.


         ---------------------------------------------------------------------------------------------------------


2.       APPROVAL OF THE UPROAR LTD. 1999 SHARE OPTION/SHARE ISSUANCE PLAN


          FOR                         AGAINST                     ABSTAIN WITH RESPECT TO
          |_|                           |_|                                 |_|

         proposal to approve the Uproar Ltd. 1999 Share Option/Share Issuance Plan, as described in the Proxy
         Statement.

3.       APPROVAL OF THE UPROAR INC. 2000 STOCK INCENTIVE PLAN


          FOR                         AGAINST                     ABSTAIN WITH RESPECT TO
          |_|                           |_|                                 |_|

         proposal to approve the Uproar Inc. 2000 Stock Incentive Plan, as described in the Proxy Statement.

4.       RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


          FOR                         AGAINST                     ABSTAIN WITH RESPECT TO
          |_|                           |_|                                 |_|

         proposal to ratify the selection of KPMG LLP as independent auditors of the Company, as described in the Proxy Statement.


5.       IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE
                                                               ---
         PERSONS NOMINATED AS DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
                                          ---               ---                  ---

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.




                                                   ____________________________


                                                   ____________________________
                                                    Signature(s) of Stockholder

Dated:____________________